Exhibit 10.1

Execution Version

SECOND AMENDMENT AND CONSENT

TO

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

February 27, 2025

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A.,

as Syndication Agent

and

The Lenders Party Hereto

SECOND AMENDMENT AND CONSENT

TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT AND CONSENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 27, 2025 (this “Second Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

A. The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Seventh Amended and Restated Credit Agreement, dated as of July 19, 2024, as amended by that certain First Amendment to Seventh Amended and Restated Credit Agreement, dated as of December 11, 2024 (as so amended and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and

B. The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement (including to reduce the aggregate Committed Amounts) and provide the limited consents as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Second Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	The cover page of the Credit Agreement is hereby amended by replacing “$900 MILLION” where it appears therein with “$800 MILLION”.

(b)	Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	The following new definition is added to Section 1.01 in its proper alphabetical order:

““Second Amendment Effective Date” means the “Second Amendment Effective Date” as defined in that certain Second Amendment and Consent to Seventh Amended and Restated Credit Agreement, dated as of February 27, 2025, among the Borrower, the Administrative Agent and the Lenders party thereto.”

(ii)	The last two sentences of the definition of “Committed Amount” are hereby amended and restated in their entirety as follows:

“The amount of each Lender’s Committed Amount as of the Second Amendment Effective Date is set forth on Schedule 2.01. The aggregate Committed Amounts as of the Second Amendment Effective Date is $800,000,000.”

(iii)	The definition of “Consolidated Total Funded Debt” is hereby amended and restated in its entirety as follows:

““Consolidated Total Funded Debt” means, at any date of determination, an amount equal to (a) the sum of (without duplication) (i) all Indebtedness and Disqualified Equity of the Borrower and its Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capital Lease Obligations on the liability side of a consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP, (ii) all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (b) (excluding undrawn amounts in respect of letters of credit and surety bonds and similar obligations) and (g) of the definition of Indebtedness, and (iii) all Guarantees of the Borrower and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii), minus (b) to the extent included in clause (a) above, any such Indebtedness, Disqualified Equity or Guarantees of any Unrestricted Subsidiaries, minus (c) to the extent included in clause (a) above, outstanding Inventory Financing Sublimit Borrowings; provided, that for purposes of this clause (c), the outstanding Inventory Financing Sublimit Borrowings on the last day of each month (including for purposes of delivery of any certificates pursuant to Section 5.01(c)) shall be deemed to have been reduced by the Inventory Sublimit Prepayment Amount of a prepayment required to be made in the immediately succeeding calendar month pursuant to Section 2.11(e), minus (d) cash and Permitted Investments of the Borrower and its Restricted Subsidiaries (other than Securitization Subsidiaries) on such date so long as Loans outstanding on such date do not exceed $25,000,000 in the aggregate, however if Loans in an aggregate amount exceeding $25,000,000 are outstanding on such date, in an aggregate amount not to exceed $25,000,000, in each case only to the extent that the same (i) is not being held as cash collateral (other than as Collateral pursuant to the Security Documents), (ii) does not constitute escrowed funds for any purpose, (iii) does not represent a minimum balance requirement and (iv) is not subject to other restrictions on withdrawal.”

(c)	The first sentence of Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“As of the Second Amendment Effective Date, the aggregate Committed Amounts shall be $800,000,000.”

(d)	Section 2.05(b)(ii) of the Credit Agreement is hereby amended by replacing “$800,000,000” where it appears therein with “$700,000,000”.

(e)	Section 5.08 of the Credit Agreement is hereby amended by replacing “Section 6.17(a)(vi)” where it appears therein with “Sections 6.17(a)(vi) and 6.17(a)(vii)”.

(f)	Section 6.08(A) of the Credit Agreement is hereby amended as follows:

(i)	The “;” that appears immediately after clause (d) of Section 6.08(A) is hereby replaced with “,”.

(ii)	The “and” that appears immediately after clause (e) of Section 6.08(A) is hereby replaced with “,”.

(iii)	Clause (f) of Section 6.08(A) is hereby amended and restated in its entirety as follows:

“(f) the Borrower Parties may make other Restricted Payments not otherwise permitted by the foregoing clauses in this Section 6.08 in an amount in the aggregate during any 12-month period not to exceed $215,000,000 (provided that, both immediately before and after such Restricted Payment, (x) the Borrower’s Consolidated Leverage Ratio on a Pro Forma Basis is not in excess of 4.75 to 1.00 and (y) the aggregate Revolving Credit Exposure for all Lenders does not exceed $550,000,000 (or, if the aggregate Committed Amounts are reduced pursuant to Section 2.05(b)(ii), does not exceed $450,000,000)) and”

(iv)	A new clause (g) is hereby added to Section 6.08(A) immediately after clause (f) of Section 6.08(A) as follows:

“(g) the Borrower Parties may make other Restricted Payments not otherwise permitted by the foregoing clauses in this Section 6.08 (provided that, (x) both immediately before and after such Restricted Payment, the aggregate Revolving Credit Exposure for all Lenders does not exceed $150,000,000 and (y) the Borrower is, on a Pro Forma Basis, in compliance with Section 6.14);”

(v)	The proviso that appears at the end of Section 6.08(A) is hereby amended and restated in its entirety as follows:

“provided that, with respect to each of clauses (a), (b), (c), (d), (e), (f) and (g) above, that no Default has occurred and is continuing or would result therefrom;”

(g)	Section 6.17(a) of the Credit Agreement is hereby amended as follows:

(i)	The “and” that appears immediately after clause (v) of Section 6.17(a) is hereby replaced with “,”.

(ii)	Clause (vi) of Section 6.17(a) is hereby amended and restated in its entirety as follows:

“(vi) purchases, repurchases or other acquisitions for value of unsecured Indebtedness of the Borrower permitted by, or issued pursuant to and in accordance with, Section 6.01(A)(b) or Section 6.01(A)(j); provided that, in the case of this clause (vi), (A) no Default has occurred and is continuing or would result therefrom, (B) the Borrower is, on a Pro Forma Basis, in compliance with Section 6.14, (C) the aggregate Revolving Credit Exposure for all Lenders does not exceed $550,000,000 (or, if the aggregate Committed Amounts are reduced pursuant to Section 2.05(b)(ii), does not exceed $450,000,000), (D) the Borrower’s Consolidated Leverage Ratio on a Pro Forma Basis, both immediately before and after such purchase, repurchase or acquisition for value, is not in excess of 5.00 to 1.00, and (E) the aggregate price for all such purchases, repurchases or other acquisitions of Indebtedness pursuant to this clause (vi) shall not exceed $375,000,000, and”

(iii)	A new clause (vii) is hereby added to Section 6.17(a) immediately after clause (vi) of Section 6.17(a) as follows:

“(vii) other purchases, repurchases or other acquisitions for value of unsecured Indebtedness of the Borrower permitted by, or issued pursuant to and in accordance with, Section 6.01(A)(b) or Section 6.01(A)(j); provided that, in the case of this clause (vii), (A) no Default has occurred and is continuing or would result therefrom, (B) the Borrower is, on a Pro Forma Basis, in compliance with Section 6.14, and (C) the aggregate Revolving Credit Exposure for all Lenders does not exceed $200,000,000, and”

(h)	Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

SECTION 3. Consent, Release and Waiver.

(a) As of the Consent Effective Date (as defined below), the Required Lenders and the Administrative Agent, at the direction of the Required Lenders, hereby:

(i)

consent to (i) the sale of the equity interests held by Genesis Alkali Holdings Company, LLC (the “Alkali Seller”) in Genesis Alkali Holdings, LLC (“Alkali Holdings”) pursuant to and in accordance with that certain Membership Interest Purchase Agreement, to be dated on or around February 28, 2025 (the “MIPA”), by and among Alkali Holdings, as company, Alkali Seller, as seller, the Borrower, as seller parent, WE Soda US LLC, a Delaware limited liability company, as purchaser, and Ciner Enterprises Inc., a Delaware corporation, as purchaser parent (the “Alkali Sale”), and (ii) the designation of each of the Alkali Seller, Alkali Holdings, Genesis Alkali, LLC, Genesis Alkali Wyoming, LP and American Natural Soda Ash Corporation (each such entity, an “Alkali Entity”, and, collectively, the “Alkali Entities”) as an Unrestricted Subsidiary no earlier than one (1) Business Day prior to the Alkali Sale (the “Specified Designation”) in accordance with Section 3(a)(ii) below,

(ii)

agree that upon both the (A) delivery by the Borrower to the Administrative Agent of a written notice requesting the Specified Designation and (B) Administrative Agent’s acceptance of the Specified Designation (which acceptance may be delivered to the Borrower by email from the Administrative Agent or its counsel), (1) the Liens granted to the Administrative Agent by the Alkali Seller and the other Alkali Entities shall be released, and the Required Lenders hereby approve, authorize and ratify such release, and (2) each of the Alkali Seller and each other Alkali Entity shall be released from its obligations under the Security Documents, and the Required Lenders hereby approve, authorize and ratify such release, and

(iii)

waive the provisions of Article VI and any other applicable provision of the Credit Agreement or any applicable provision of any other Loan Document (other than this Second Amendment) to the extent (but solely to the extent) the same would prohibit or restrict, or otherwise constitute a Default or Event of Default upon entering into or consummating, the Alkali Sale or the Specified Designation; provided that, for the avoidance of doubt, nothing herein shall be construed to be a consent to, or waiver under the Credit Agreement in respect of, any other transaction, other than those transactions as described in clause (i) above; provided further that the Administrative Agent shall deliver such instruments evidencing the releases set forth in clause (ii) above as the Borrower shall reasonably request, at the Borrower’s sole cost and expense.

(b) The parties hereto hereby agree that the Net Cash Proceeds of the Alkali Sale shall be applied in accordance with the specified use of proceeds description delivered to the Administrative Agent and the Lenders prior to the date hereof.

(c) The Borrower (i) represents and warrants to the Lenders that as of each of the date hereof, the time that the Alkali Seller is designated as an Unrestricted Subsidiary and immediately prior to the Alkali Sale, the Alkali Seller owns no assets other than the equity interests in Alkali Holdings and (ii) agrees that if the Specified Designation occurs as provided in Section 3(a)(ii) above but the Alkali Sale does not occur within one (1) Business Day thereafter (or such later time as may be agreed by the Administrative Agent in its sole discretion), the Borrower will cause the Alkali Seller and each of the other Alkali Entities to promptly execute such Security Documents or other documentation as the Administrative Agent may reasonably request in order to cause any Liens, Guarantees and Security Documents released, or purported to be released, pursuant to Section 3(a)(ii) above to be reinstated, regranted and reaffirmed.

(d) The parties hereto agree that this Second Amendment shall be deemed to constitute (i) a Committed Amount Decrease Certificate with respect to the decrease of the aggregate Committed Amounts as provided in Section 2 above and hereby waive any notices, time periods, or schedules otherwise required by Section 2.05(b)(i) of the Credit Agreement with respect thereto and (ii) a notice of prepayment of Borrowings under the Credit Agreement and hereby waive any notices otherwise required by Section 2.11(b) of the Credit Agreement with respect to the prepayments made in accordance with Section 3(b) hereof.

SECTION 4. Conditions to Effectiveness. This Second Amendment shall not become effective until the date (the “Consent Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment.

(b)

The Administrative Agent shall have received a reaffirmation agreement, in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.

(c)

The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Consent Effective Date, including (to the extent invoiced) reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(d)

At the time of and after giving effect to this Second Amendment, (A) all of the representations and warranties of each Borrower Party contained in each Loan Document to which it is a party shall be true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing.

(e)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Consent Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Conditions to the Second Amendment Effective Date. For purposes of this Second Amendment, the “Second Amendment Effective Date” shall mean the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Consent Effective Date shall have occurred.

(b)

The Alkali Sale shall have been consummated, or shall be consummated substantially concurrently with the Second Amendment Effective Date, in all material respects in accordance with the terms of the MIPA. The Administrative Agent shall have received a true and complete copy of the MIPA and shall have received confirmation (which confirmation may be delivered to the Administrative Agent or its counsel by email from the Borrower or its counsel) that the Alkali Sale has been consummated, or shall be consummated substantially concurrently with the Second Amendment Effective Date.

(c)

At the time of and after giving effect to this Second Amendment, (A) all of the representations and warranties of each Borrower Party contained in each Loan Document to which it is a party shall be true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Miscellaneous.

(a)

Confirmation. The provisions of the Loan Documents, as amended by this Second Amendment, shall remain in full force and effect in accordance with their terms as amended hereby following the effectiveness of this Second Amendment. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations hereunder or thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the Consent Effective Date and the Second Amendment Effective Date, after giving effect to the terms of this Second Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the Consent Effective Date and the Second Amendment Effective Date, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

(c)

Loan Document. This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)

Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)

NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS SECOND AMENDMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, LLC,
its general partner

By:	/s/ Kristen O. Jesulaitis
Name: Kristen O. Jesulaitis
Title: Chief Financial Officer and Chief Legal Officer

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Emily Board
Name: Emily Board
Title: Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

Bank of America, N.A. ,
as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Andrey Pimenov
Name:	Andrey Pimenov
Title:	Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

Capital One, National Association,
as a Lender

By:	/s/ Chris Kuna
Name:	Chris Kuna
Title:	Senior Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

CITIBANK, N.A. ,
as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

CITIZENS BANK, N.A. ,
as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Danielle Bernicky
Name:	Danielle Bernicky
Title:	Officer

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

REGIONS BANK,
as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	Managing Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

The Bank of Nova Scotia, Houston Branch,
as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

Truist Bank,
as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

CADENCE BANK,
as a Lender

By:	/s/ Michael Magee, Jr.
Name:	Michael Magee, Jr.
Title:	Senior Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

COMERICA BANK,
as a Lender

By:	/s/ Britney P. Moore
Name:	Britney P. Moore
Title:	Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

First-Citizens Bank & Trust Company,
as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Managing Director

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

Trustmark National Bank,
as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	Senior Vice President

[Signature Page — Second Amendment and Consent

to Seventh Amended and Restated Credit Agreement]

SCHEDULE 2.01

Committed Amounts

Name of Lender	Committed Amount ($)
Wells Fargo Bank, National Association	$52,666,666.67
Bank of America, N.A.	$52,666,666.67
BNP Paribas	$52,666,666.67
Capital One, National Association	$52,666,666.67
Citibank, N.A.	$52,666,666.67
Citizens Bank, N.A.	$52,666,666.67
Fifth Third Bank, National Association	$52,666,666.67
PNC Bank, National Association	$52,666,666.67
Regions Bank	$52,666,666.67
Royal Bank of Canada	$52,666,666.67
Sumitomo Mitsui Banking Corporation	$52,666,666.67
The Bank of Nova Scotia, Houston Branch	$52,666,666.67
Truist Bank	$52,666,666.67
Cadence Bank	$35,333,333.31
Comerica Bank	$26,666,666.66
First-Citizens Bank & Trust Company	$26,666,666.66
Trustmark National Bank	$26,666,666.66

Total	$800,000,000.00

[Schedule 2.01]